UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 4, 2013
(Date of earliest event reported)

Texas Rare Earth Resources Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-53482 (Commission File Number)	87-0294969 (IRS Employer Identification No.)

539 El Paso Avenue Sierra Blanca, Texas (Address of principal executive offices)	79851 (Zip Code)

Registrant’s telephone number, including area code:   (915) 369-2133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Ms. Linda Lynch to the Registrant’s Board of Directors

On June 4, 2013, Texas Rare Earth Resources Corp., a Delaware Corporation (the “Registrant”) appointed Ms. Laura Lynch to serve as a member of the Registrant’s Board of Directors (the “Board”). As of the date of this Current Report on Form 8-K, Ms. Lynch has not been appointed to serve on any committees of the Board.

Ms. Lynch is a graduate of the University of Texas at Austin. Ms. Lynch is currently a Partner at the CL Ranch, a ranching/farming/mining operation in Hudspeth County. CL ranch is active in the mining and distribution of gypsum. Ms. Lynch has deep ties to the El Paso, Ft. Worth and Austin business communities and currently works as a consultant to the Registrant pursuant to a consulting agreement in which Ms. Lynch assists the Registrant in community relations and land acquisition.

Ms. Lynch is not related by blood or marriage to any of the Registrant’s directors or executive officers or any persons nominated by the Registrant to become directors or executive officers. Outside of her consulting agreement with the Registrant, the Registrant has not engaged in any transaction in which Ms. Lynch or a person related to Ms. Lynch had a direct or indirect material interest. To the Registrant’s knowledge, there is no arrangement or understanding between any of its directors, officers and Ms. Lynch pursuant to which he was selected to serve as a director of the Registrant.

Consulting Agreement with Chief Financial Officer

On June 5, 2013, the Registrant entered into a consulting agreement, effective May 1, 2013  (the “Consulting Agreement”), with G.W. “Mike” McDonald, the Registrant’s Chief Financial Officer. The Consulting Agreement provides for a monthly retainer in the amount of $2,000 (the “Retainer”).  In addition to the Retainer, the Registrant agreed to reimburse Mr. McDonald for reasonable expenses incurred by Mr. McDonald in performance of his duties under the Consulting Agreement   The Consulting Agreement is for an initial term of one year but may be extended by written agreement of the Registrant and Mr. McDonald.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K which is hereby incorporated by reference into this Item 5.02.

Item 9.01. Exhibits.

Exhibit	Description
10.1	Consulting Agreement, dated June 5, 2013 by and between the Registrant and Mr. McDonald.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS RARE EARTH RESOURCES CORP.

DATE: June 10, 2013	By:	/s/ Daniel Gorski
Daniel Gorski Chief Executive Officer

EXHIBIT INDEX

The following exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
10.1	Consulting Agreement, dated June 5, 2013 by and between the Registrant and Mr. McDonald.